SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                  May 13, 2004

                               Porta Systems Corp.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-8191

                Delaware                                  11-2203988
    (State or other jurisdiction of            (IRS Employer Identification No.)
     incorporation or organization)

6851 Jericho Turnpike, Syosset, New York                    11791
(Address of principal executive offices)                  (Zip Code)

                                  516-364-9300
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item  7. Financial Statements and Exhibits

(c)   Exhibits

99.1  Press release issued May 13, 2004

Item 12. Results of Operations and Financial Condition

On May 13, 2004, Porta Systems Corp. issued a press release reporting the results of operations for the first quarter ended March 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            PORTA SYSTEMS CORP.

Date: May 17, 2004                      By: /s/ Edward B. Kornfeld
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                                            Edward B. Kornfeld
                                            President, Chief Operating Officer
                                            and Chief Financial Officer